UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Aspen Aerogels, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ASPEN AEROGELS, INC. 30 FORBES ROAD, BUILDING B NORTHBOROUGH, MA 01532 V60506-P22711 Your Vote Counts! ASPEN AEROGELS, INC. 2025 Annual Meeting Vote by April 29, 2025 11:59 PM ET For holders as of March 10, 2025 11:59 PM ET You invested in ASPEN AEROGELS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of the Proxy Materials (Combined Document) for the virtual stockholder meeting to be held on April 30, 2025. Get informed before you vote View the 2024 Annual Report and 2025 Proxy Statement (Combined Document) online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. = Vote Virtually at the Meeting* April 30, 2025 9:30 AM EDT Virtually at: www.virtualshareholdermeeting.com/ASPN2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming virtual stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Kathleen M. Kool Board Recommends For 02) William P. Noglows 2. The ratification of the appointment of KPMG LLP as Aspen Aerogels, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approval of the compensation of Aspen Aerogels, Inc.'s named executive officers, as disclosed in its Proxy Statement for the 2025 Annual Meeting. For 4. Approval of the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan. For 5. Approval of the Aspen Aerogels Employee Stock Purchase Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V60507-P22711